AEGON/Transamerica Series Fund, Inc.
					Marsico Growth

Supplement dated November 1, 2002 to Statement of Additional
Information dated May 1, 2002, as supplemented August 1, 2002


At a special meeting of the Board of Directors (the "Board") of AEGON/Transamerica Series Fund, Inc. on October 30, 2002, the Board selected Marsico Capital Management, LLC ("Marsico"), through an agreement with its affiliate, Banc of America Capital Management, LLC ("BCAP"), to replace Goldman Sachs Asset Management as sub-adviser to Goldman Sachs Growth (the "Portfolio"), effective at the close of business on October 31, 2002. At that time, the Portfolio changed its name to Marsico Growth.

Accordingly, every reference to Goldman Sachs Growth in the Statement of Additional Information is hereby changed to be Marsico Growth.

In addition, each reference to Goldman Sachs Asset Management shall be changed to Banc of America Capital Management, LLC. It is further noted that Banc of America Capital Management, LLC has entered into an agreement with Marsico Capital Management, LLC to provide portfolio management to the Portfolio.


The management fees of Marsico Growth are as follows:

Advisory Fee:  (as a percentage of average daily net assets):
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
0.60% of assets in excess of $1 billion

Sub-Advisory Fee: (as a percentage of average daily net assets):
0.40% of the first $250 million;
0.375% of the next $250 million;
0.35% of the next $500 million;
0.30% of assets in excess of $1 billion

Expense Cap: (as a percentage of average daily net assets):
1.40%









AG00753